SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             -----------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (D) of the
                         Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):  January 25, 2000


          Life Partners Holdings, Inc. (formerly known as I.G.E., Inc.)
             (Exact name of registrant as specified in its charter)

     Texas                        0-7900                       14-2488828
  ------------                ---------------             ---------------------
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)               Identification No.)
 incorporation)

           6614 Sanger, Waco, Texas                                76710
-------------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:           (254) 751-9700
                                                           -------------------

Item 5.  Other Events.

        (i) I.G.E., Inc. (IGE), a Massachusetts corporation, announces a share exchange acquisition of Life Partners, Inc.(LPI), a privately held Texas corporation. Under the terms of the share exchange, IGE acquired 100% of the common stock of LPI while the shareholders of LPI were issued 9,500,000 shares or 95% of IGE's authorized shares. An LPI shareholder contributed 3,000,000 shares back to IGE, which shares are to be reserved for future distribution to employees and consultants. The transaction makes LPI a wholly owned subsidiary of IGE. Shareholders of both companies approved the plan of exchange at special shareholder meetings held on January 18, 2000 for LPI and January 19, 2000 for IGE.

As of January 19, 2000, Pardo Family Holdings, LTD., owned 5,525,000 shares or 78.9% of IGE's 7,000,000 shares of common stock outstanding, after taking into consideration the shares contribution described above. There are no other shareholders owning 5% or more of the outstanding stock as of the date of this acquisition.

        (ii) A copy of the press release announcing the share exchange is filed herewith. See Exhibit 5.1.

        (iii) In connection with the LPI acquisition, I.G.E., Inc. has also amended its articles of organization to change its name from I.G.E., Inc. to Life Partners Holdings, Inc.

Item 7.  Financial statements, Pro forma Financial Information and Exhibits.

     Exhibit 7.1   Balance Sheet for fiscal year ended September 30, 1999.

     Exhibit 7.2 Statements of Operations for fiscal years ended September 30, 1999 and September 30, 1998.

     Exhibit 7.3 Pro forma Balance Sheet and Statements of Income for the nine months ended November 30, 1999. Forthcoming in next sixty days.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Life Partners Holdings, Inc.

Dated: January 26, 2000             By:    /s/  Brian D. Pardo
                                           ----------------------
                                           Brian D. Pardo
                                           President and Chief Executive Officer

                                 EXHIBIT INDEX



     Exhibit 5.1    Press Release

Part I. Financial Information

     Exhibit 7.0    Auditors Report

     Exhibit 7.1    Balance Sheets
                    (September 30, 1999)

     Exhibit 7.2    Statements of Operations
                    (Fiscal years ended September 30, 1999 and 1998)

     Exhibit 7.3    Statements of Cash Flows
                    (Fiscal years ended September 30, 1999 and 1998)

     Exhibit 7.4    Notes to Audited Financial Statements

EXHIBIT 5.1
                  Life Partners, Inc. Acquired by I.G.E., Inc.
               Parent Changes Name to Life Partners Holdings, Inc.

For Immediate Release
Contact John McLemore
            254-751-9700
questions@lifepartnersinc.com



Waco, TX - January 24, 2000. I.G.E., Inc. (IGE), a Massachusetts corporation, announced today a share exchange acquisition of Life Partners, Inc.(LPI), a privately held Texas corporation. Under the terms of the share exchange, IGE acquired 100% of the common stock of LPI while the shareholders of LPI were issued 95% of IGE's authorized shares. The transaction makes LPI a wholly owned subsidiary of IGE. Shareholders of both companies approved the plan of exchange at special shareholder meetings held on January 18, 2000 for LPI and January 19, 2000 for IGE.
         In connection with the share exchange, IGE has changed its name to Life Partners Holdings, Inc.

EXHIBIT 7.0

Independent Auditors' Report



To the Board of Directors
Life Partners, Inc.

We have audited the accompanying balance sheet of LIFE PARTNERS, INC. as of September 30, 1999, and the related statements of income, retained earnings, and cash flows for the years ended September 30, 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Life Partners, Inc. as of September 30, 1999, and the results of its operations and its cash flows for the years ended September 30, 1999 and 1998, in conformity with generally accepted accounting principles.





Gray and Northcutt, Inc.
November 4, 1999

EXHIBIT 7.1
                               LIFE PARTNERS, INC.
                                  BALANCE SHEET
                               SEPTEMBER 30, 1999

                                     ASSETS

CURRENT ASSETS:
    Cash                                                          $ 359,132
    Accounts receivable-
      Employees                                                      15,560
      Other                                                          25,000
    Current portion - Long-term notes receivable                     10,893
    Prepaid expenses                                                  5,167
                                                                  ---------
      Total current assets                                          415,752
                                                                  ---------

PROPERTY AND EQUIPMENT:
    Machinery and equipment                                          31,667
    Transportation equipment                                        173,775
                                                                  ---------
                                                                    205,442
    Accumulated depreciation                                       (109,197)
                                                                  ---------
                                                                     96,245
                                                                  ---------
OTHER ASSETS:
    Notes receivable, net of current portion, shown above,
      and allowance for bad debt of $4,245                           30,293
    Deposits                                                          3,770
    Other                                                             4,645
                                                                  ---------
                                                                     38,708
                                                                  ---------
                                                                  $ 550,705
                                                                  =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable                                              $   6,379
    Due to related party                                              4,005
    Income tax payable                                               63,500
    Reserve for lawsuits                                             93,090
    Accrued liabilities                                              92,519
                                                                  ---------
      Total current liabilities                                     259,493
                                                                  ---------
LONG-TERM LIABILITIES:
    Long-term debt (Note 2)                                         350,000
                                                                  ---------

CONTINGENCIES: (Note 6)                                                   -
                                                                  ---------
STOCKHOLDERS' EQUITY:
    Common stock, no par value, 100,000 shares
      authorized; 100,000 shares issued and
      outstanding at September 30, 1999                               1,000
    Accumulated deficit                                             (59,788)
                                                                  ---------
                                                                    (58,788)
                                                                  ---------
                                                                  $ 550,705
                                                                  =========

   The accompanying notes are an integral part of these financial statements.

EXHIBIT 7.2
                               LIFE PARTNERS, INC.
                  STATEMENTS OF INCOME AND ACCUMULATED DEFICIT
                 FOR THE YEARS ENDED SEPTEMBER 30, 1999 AND 1998

                                                          1999         1998
                                                       ----------   ----------
REVENUES:
    Fees                                               $6,276,066   $4,817,746
                                                       ----------   ----------
GENERAL AND ADMINISTRATIVE EXPENSES:
    Salaries and benefits                               1,110,684    1,040,164
    Brokerage fees                                      3,683,076    2,888,595
    Medical underwriting                                  182,616      156,948
    Depreciation                                           27,725       24,772
    Other                                                 973,242      943,281
                                                       ----------   ----------
                                                        5,977,343    5,053,760
                                                       ----------   ----------
INCOME (LOSS) FROM OPERATIONS                             298,723     (236,014)
                                                       ----------   ----------
OTHER INCOME (EXPENSES):
    Interest income                                       155,468      168,982
    Interest expense                                      (18,375)     (18,927)
                                                       ----------   ----------
                                                          137,093      150,055
                                                       ----------   ----------
INCOME (LOSS) BEFORE INCOME TAXES                         435,816      (85,959)
                                                       ----------   ----------
INCOME TAXES
    Current tax expense                                    63,500            -
                                                       ----------   ----------
                                                           63,500            -
                                                       ----------   ----------
NET INCOME (LOSS)                                         372,316      (85,959)

ACCUMULATED DEFICIT, BEGINNING OF YEAR                   (432,104)    (346,145)
                                                       ----------   ----------
ACCUMULATED DEFICIT, END OF YEAR                       $  (59,788)  $ (432,104)
                                                       ==========   ==========

   The accompanying notes are an integral part of these financial statements.

EXHIBIT 7.3
                               LIFE PARTNERS, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED SEPTEMBER 30, 1999 AND 1998

                                                          1999         1998
                                                       ----------   ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income (loss)                                  $  372,316   $  (85,959)
    Adjustments to reconcile net income to
      net cash provided by (used in)
      operating activities -
         Depreciation                                      27,725       24,772
         Income taxes                                      63,500            -
         (Increase) Decrease in accounts receivable        74,071        6,416
         (Increase) Decrease in prepaid insurance
           and inventories                                   (176)         408
         (Increase) Decrease in other assets               (1,974)     155,137
         (Decrease) in accounts payable                    (4,885)      15,268
         (Decrease) in accrued liabilities               (296,818)     (81,358)
                                                       ----------   ----------
    Net cash provided by(used in)operating activities     233,759       34,684
                                                       ----------   ----------
 CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchases of property and equipment                   (13,418)     (11,917)
                                                       ----------   ----------
    Net cash used in investing activities                 (13,418)     (11,917)
                                                       ----------   ----------
   CASH FLOWS FROM FINANCING ACTIVITIES:
    Payments on notes payable                             (91,400)           -
                                                       ----------   ----------
    Net cash used in financing activities                 (91,400)           -
                                                       ----------   ----------
NET INCREASE (DECREASE) IN CASH AND
    CASH EQUIVALENTS                                      128,941       22,767

CASH AND CASH EQUIVALENTS,
    BEGINNING OF YEAR                                     230,191      207,424
                                                       ----------   ----------
CASH AND CASH EQUIVALENTS,
    END OF YEAR                                        $  359,132   $  230,191
                                                       ==========   ==========

CASH PAID FOR INTEREST AND INCOME TAXES ARE AS FOLLOWS:

    Interest, net of capitalized amounts               $   18,375   $   18,927
                                                       ----------   ----------
    Income taxes                                       $        -   $        -
                                                       ==========   ==========

   The accompanying notes are an integral part of these financial statements.

EXHIBIT 7.4

(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Organization - Life Partners, Inc. (LPI) ("the Company") is a viatical settlement company established in 1991 and incorporated in Texas for the purpose of assisting persons in facilitating the purchase of the life insurance policies of terminally persons at a discount to their face value.

      Cash and Cash Equivalents - For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents. The balance of the Company's general checking account was in excess of $100,000 as of September 30, 1999 and the account's average account balance is generally in excess of $100,000. The Federal Deposit Insurance Corporation insures all bank accounts up to $100,000. Management believes its exposure to loss is minimal considering only the amounts in excess of $100,000 are at risk and the depository bank is a well established national bank and one of the nation's largest financial institutions.

      Depreciation - The Company's property and equipment are depreciated over their useful lives using the straight-line method.

      Income Taxes - Income tax expense includes federal income and Texas franchise taxes currently payable. Deferred timing differences between the reporting of income and expenses for financial and income tax reporting purposes are reported as deferred tax assets, net of valuation allowances, or as deferred tax liabilities depending on the cumulative effect of all timing differences.

      Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and contingent assets and liabilities disclosed in the financial statements and accompanying notes. Actual results inevitably will differ from those estimates and such differences may be material to the financial statements.

      Liquidation of LPI Entertainment, Inc. - On September 7, 1999, the Company liquidated LPI Entertainment, Inc. ("Entertainment"), its wholly owned subsidiary. Entertainment's only remaining asset was a motor home with a cost basis of $173,775, which was transferred to the Company at its net book value. Entertainment had been inactive since 1995. No gain or loss was recognized for financial reporting purposes on this liquidation.

(2)   LONG-TERM DEBT

      At September 30, 1999, the Company had a $350,000 note payable to Descartes, Inc. Although the funds were advanced directly to Life
      Partners,  Inc.,  the  actual  signors  on the  note  were  the  Company's
      president  individually  and  ESP  Communications,   Inc.,  an  affiliated
      company.

      This note bears interest at the rate of 5.25% per annum and is due in full with interest on or before November 19, 2001. This note is collateralized by the real and personal property of ESP Communications, Inc.

      On September 29, 1999, Descartes, Ltd. Offered to convert this debt into 70,000 shares of common stock in Life Partners, Inc. This offer is contingent upon Life Partners, Inc. or its successor becoming a public company. In connection with this offer, Descartes suspended all payments on this debt until conversion or 18 months whichever comes first.

(3)   LEASES

      The Company leases office space and various equipment under noncancelable operating leases expiring in various years through 2003.

      Minimum future rental payments under noncancelable operating leases having remaining terms in excess of one year as of September 30, 1999 for each of the next five years and in the aggregate are:

             Year ended September 30, 2000            $160,371
             Year ended September 30, 2001              57,503
             Year ended September 30, 2002               6,708
             Year ended September 30, 2003               3,913
                                                      --------
             Total minimum future rental payments     $228,495
                                                      ========

      Rental expense consisted of minimum lease payments of $189,725 and $174,108 for the years ended September 30, 1999 and 1998, respectively.

      Certain operating leases provide for renewal, and/or purchase options. Generally, purchase options are at prices representing the expected fair market value of the property at the expiration of the lease term. Renewal options are for periods of one year at the rental rate specified in the lease.

(4)   INCOME TAXES

      As of September 30, 1999, the Company has unused charitable contribution deduction carryforwards of approximately $563,830.

      These charitable contributions carryforward will expire as follows:

             Fiscal Year Ended
               September 30,                          Amount
             -----------------                       --------
                   2000                              $332,976
                   2001                               129,110
                   2002                                15,312
                   2003                                36,239
                   2004                                50,193
                                                     --------
                                                     $563,830
                                                     ========

      Temporary timing differences between the reporting of income and expenses for financial and income tax reporting purposes give rise at September 30, 1999, to a deferred tax asset of approximately $173,000, which was fully reserved as of that date.

      Following   are   the  components  of  this  deferred   tax  asset  as  of
      September 30, 1999:

             Charitable deduction carryforwards      $192,000
             Excess tax over financial accounting
             Depreciation                             (19,000)
                                                     --------
             Net deferred tax asset                   173,000
             Less valuation allowance                (173,000)
                                                     --------
             Deferred tax asset net of valuation
               allowance                             $      0
                                                     ========

      The Company's effective income tax rate for the fiscal year ended September 30, 1999, is lower than what would be expected if the federal statutory rate were applied to income from continuing operations primarily due to the utilization of the Company's remaining net operating loss carryforward to partially offset current year taxable income.

(5)   RELATED PARTY TRANSACTIONS

      The Company currently operates under an agreement with EPS Communications, Inc. (ESP) which is owned by the wife of the Company's president. Under the agreement, ESP performs specified administrative duties on behalf of the Company concerning post-viaticator contact. In addition, ESP also provides facilities and various administrative personnel for the Company. Either party may cancel the agreement with a thirty day written notice. The Company currently pays ESP $7,000 on a monthly basis for its services. The Company recorded management services expense concerning this agreement with ESP of approximately $94,500 and $96,000 for the year ended September 30, 1999 and 1998, respectively.

      In addition, EPS has pledged any and all of its real and personal property as collateral for the Company' long term debt. The debt, which had a principal balance of $350,000 as of September 30, 1999, matures on November 19, 2001. See Note 2 above for further details.

(6)   CONTINGENCIES

      During the year ended September 30, 1999, the Company entered into settlements in connection with three lawsuits. These settlements have been recorded as accrued reserves on the Company's financial statements as of September 30, 1999. In the opinion of management, no other legal matters will have a material impact on the Company's financial statements.

      On August 25, 1999, the Company memorialized its intent with I.G.E., Inc. ("IGE"), whereby IGE agreed to acquire substantially all of the Company's assets, but none of its liabilities in exchange for 9,500,000 share of IGE common stock. IGE is a publicly held company, which has not conducted any business within the last five years. After this proposed acquisition, Life Partners, Inc. would own 95% of IGE's outstanding stock. This transaction was to take place within ninety days of the signing of this letter of intent. As of November 4, 1999, the date of this report, the transaction had not been completed pending the completion of the Company's audit of its financial statements.